UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2007

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       001-16133               06-1245881
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


           1100 Summer Street, Stamford, Connecticut           06905
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (a) Not applicable.

     (b) Not applicable.

     (c) Effective January 2, 2007, Delcath Systems, Inc. (the "Company") appointed Samuel Herschkowitz, M.D., 56, to serve as the Company's Interim Chief Operating Officer. Biographical information about Dr. Herschkowitz is contained in the press release of the Company dated January 4, 2007 which is filed as
Exhibit 99 hereto and is incorporated herein by reference.

     For his services as Interim Chief Operating Officer, Dr. Herschkowitz will be paid a salary of $10,000 per month.

     (d) Not applicable.

     (e) Not appicable.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

              Exhibit                         Description

                99           Press Release dated January 4, 2007 of Delcath
                             Systems, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DELCATH SYSTEMS, INC.



                                             By:       /s/ RICHARD TANEY
                                                 ---------------------------
                                                  Richard Taney
                                                  Interim Chief Executive
                                                  Officer


Date: January 4th, 2007


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                                 EXHIBIT INDEX

              Exhibit                         Description

                99           Press Release dated January 4, 2007 of Delcath
                             Systems, Inc.